                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

           Filed  by  the  registrant  [X]
           Filed  by a  party  other  than  the registrant  [ ]
           Check the  appropriate  box:
           [ ] Preliminary  proxy statement
           [X] Definitive  proxy  statement
           [ ] Definitive  additional materials
           [ ] Soliciting  material pursuant to Rule 14a-11(c) or Rule 14a-12

                              ARK RESTAURANTS CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                              ARK RESTAURANTS CORP.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

           Payment of filing fee (Check the appropriate box):
           [X] No fee required.
           [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

               (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

               (2) Aggregate number of securities to which transactions applies:
--------------------------------------------------------------------------------

               (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
--------------------------------------------------------------------------------

               (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

               (5) Total fee paid:
--------------------------------------------------------------------------------

           [ ] Fee paid previously with preliminary materials
--------------------------------------------------------------------------------

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

               (1) Amount previously paid:
--------------------------------------------------------------------------------

               (2) Form, schedule or registration statement no.:
--------------------------------------------------------------------------------

               (3) Filing party:
--------------------------------------------------------------------------------

               (4) Date filed:

                              ARK RESTAURANTS CORP.
                                 85 FIFTH AVENUE
                            NEW YORK, NEW YORK 10003

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 18, 1997

To Shareholders of
ARK RESTAURANTS CORP.

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Ark Restaurants Corp. (the "Company") will be held on March 18, 1997 at 10:00 A.M. at Bryant Park Grill, located at 25 West 40th Street, New York, New York for the following purposes:

          (1)  To elect a board of eight directors;

          (2) To approve an amendment to the Company's 1996 Stock Option Plan (the "Plan") to increase the maximum number of shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") available for issuance under the Plan from 135,000 to 270,000;

          (3) To approve an amendment to the Company's certificate of incorporation that will authorize the Company to issue up to 1,000,000 shares of preferred stock to be issued from time to time in such amounts and designations as authorized by the Board of Directors;

          (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors for the 1997 fiscal year;

          (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on February 10, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting.

        YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

                                         By Order of the Board of Directors,
                                         Vincent Pascal
                                         Secretary

New York, New York
February 12, 1997

                              ARK RESTAURANTS CORP.

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------


        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Ark Restaurants Corp., a New York corporation (the "Company"), of proxies to be used at the Annual Meeting of Shareholders to be held at Bryant Park Grill, located at 25 West 40th Street, New York, New York, at 10:00 A.M. on March 18, 1997 and at any adjournment or adjournments thereof (the "Meeting").


        If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions specified therein and if no instructions are given, will be voted (i) IN FAVOR of the nominees for election as directors; (ii) IN FAVOR of an amendment to the Plan to increase the maximum number of shares of Common Stock which may be issued under the Plan from 135,000 to 270,000; (iii) IN FAVOR of an amendment to the Company's certificate of incorporation that will authorize the Company to issue up to 1,000,000 shares of preferred stock to be issued from time to time in such amounts and designations as authorized by the Board of Directors;
and (iv) IN FAVOR of the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the 1997 fiscal year. Election of directors is by a plurality of votes cast at the Meeting in person or by proxy. Approval of the amendment to the Plan requires the affirmative vote of the holders of a majority of votes cast at the Meeting in person or by proxy. Approval of the amendment to the Company's certificate of incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock. All other proposals to be considered at the Meeting will be determined by a plurality of votes cast at the Meeting in person or by proxy.


        The proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date, or by voting in person at the Meeting. Such revocation will not affect any vote taken prior thereto. The mere presence at the Meeting of the person appointing a proxy will not revoke the appointment.

        The approximate date this Proxy Statement and the accompanying Proxy were first mailed to shareholders was on or about February 12, 1997. The Company's principal executive offices are located at 85 Fifth Avenue, New York, New York 10003.

                        VOTING SECURITIES -- RECORD DATE


        Only holders of record of the Company's Common Stock at the close of business on February 10, 1997 will be entitled to notice of and to vote at the Meeting. On that date 3,814,999 shares of Common Stock were issued and outstanding. Each outstanding share of Common Stock entitles the holder thereof to one vote.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information at February 10, 1997 with respect to the beneficial ownership of shares of Common Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director and nominee for election as director of the Company, and (iii) all officers and directors of the Company as a group:

             NAME AND ADDRESS                             AMOUNT AND NATURE OF
            OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)  PERCENT OF CLASS
            -------------------                          -----------------------  ----------------
        Michael Weinstein ..............................       1,023,988(2)          26.8%
          85 Fifth Avenue
          New York, New York 10003

        FMR Corp........................................         222,600(3)           5.8%
          82 Devonshire Street
          Boston, Massachusetts 02109

        Bruce R. Lewin..................................         210,000(4)           5.0%
          c/o Lewin Art, Inc.
          150 East 69th Street
          New York, New York  10021

        Vincent Pascal..................................          79,930(5)           2.1%
          85 Fifth Avenue
          New York, New York  10003

        Robert Towers...................................          71,200(6)           1.9%
          85 Fifth Avenue
          New York, New York  10003

        Donald D. Shack.................................          42,603(7)           1.1%
          530 Fifth Avenue
          New York, New York  10036

        Andrew Kuruc....................................          30,250(8)          Less than 1%
          85 Fifth Avenue
          New York, New York  10003

        Jay Galin.......................................          26,000             Less than 1%
          520 Eighth Avenue
          New York, New York  10018

        Ernest Bogen....................................          17,320(9)          Less than 1%
          85 Fifth Avenue
          New York, New York  10003

        Paul Gordon.....................................           5,500(10)         Less than 1%
          85 Fifth Avenue
          New York, New York  10003

        All directors and officers as a group (seven persons)  1,296,791(11)         33.6%


--------------

(1) Except to the extent otherwise indicated, to the best of the Company's knowledge, each of the indicated persons exercises sole voting and investment power with respect to all shares beneficially owned by him.

(2) Includes 36,000 shares owned by The Weinstein Foundation, a private foundation of which Mr. Weinstein acts as trustee and as to which shares Mr. Weinstein has shared investment and shared voting power, 12,000 shares owned by Mr. Weinstein's spouse as custodian for their children under the Uniform Gifts to Minors Act, and 6,500 shares issuable upon exercise of currently exercisable options granted under the Company's 1985 Stock Option Plan.

(3) Based upon information set forth in Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on or about February 12, 1996.
     Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR Corp., is the beneficial owner of 222,600 shares or 6.8% of the Common Stock of the Company as a result of acting as investment adviser to several investment companies. The ownership by one investment company, Fidelity Low Priced Stock Fund, amounted to 222,600 shares. Mr. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the aforementioned investment companies each has the power to dispose of the 222,600 shares.

(4) Based upon information set forth in a Schedule 13D filed by Mr. Lewin with the Securities and Exchange Commission on or about January 7, 1991.

(5) Includes 16,500 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(6) Includes 6,500 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(7) Includes 40,000 shares owned by Skylark Partners, a partnership of which Mr. Shack is a general partner.

(8) Includes 8,750 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(9) Includes 7,320 owned by Mr. Bogen's spouse, as to which Mr. Bogen disclaims beneficial ownership.

(10) Includes 3,750 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

(11) Includes 42,000 shares issuable upon exercise of currently exercisable stock options granted under the Company's 1985 Stock Option Plan.

                                ---------------

        In the event of the death of Michael Weinstein, the Company has agreed to purchase from his estate, at the option of his executor or legal representative, such number of shares of Common Stock as may be purchased with the proceeds of a $5,000,000 insurance policy maintained by the Company on the life of Mr. Weinstein, at a price per share equal to the greater of the then book value or the then fair market value of such shares. The Company is obligated to maintain $5,000,000 of insurance on the life of Mr. Weinstein during the term of the agreement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

        A board of eight directors is to be elected at the Meeting. Unless a proxy shall specify that it is not to be voted for the directors, it is intended that the shares represented by each duly executed and returned proxy will be voted IN FAVOR of the election as directors of the persons named below.

        Each of the persons named below is at present a director of the Company. If for any reason any nominee is not a candidate for election at the Meeting, such proxies will be voted for a substitute nominee and for the others named below. The Board does not anticipate that any of the nominees will not be a candidate.

                                       PRINCIPAL OCCUPATION AND                       DIRECTOR
    NAME               AGE             POSITION WITH THE COMPANY                        SINCE
    ----               ---             -------------------------                        -----
Ernest Bogen           65         Chairman of the Board of the Company                  1983
Michael Weinstein      53         President of the Company                              1983
Vincent Pascal         53         Vice President and Secretary of the Company           1985
Robert Towers          49         Vice President and Treasurer of the Company           1987
Andrew Kuruc           39         Vice President and Controller of the Company          1989
Paul Gordon            45         Vice President of the Company                         1996
Donald D. Shack        68         Attorney, member of law firm of Shack & Siegel,       1985
                                    P.C., general counsel to the Company
Jay Galin              60         President, G. & G. Shops, Inc.                        1988


-------

     ERNEST BOGEN has been a director of the Company since its inception in January 1983 and was also Secretary until September 1985 and Treasurer until March 1987. He was elected Chairman of the Board of Directors of the Company in September 1985. Since 1978, Mr. Bogen has been an officer, director and 25% shareholder of Easy Diners, Inc., a restaurant management company which operates a restaurant in New York City. For the past four years, Mr. Bogen has also been the majority owner of Compass Cafe, Inc., the owner and operator of a restaurant and market in South Miami Beach, Florida. Since October 1994 and October 1995, respectively, Mr. Bogen has been the majority owner of Palace Grill, Inc. and Washington Tavern, Inc., each of which owns and operates a restaurant in Miami Beach, Florida.

     MICHAEL WEINSTEIN has been President and a director of the Company since its inception in January 1983. Mr. Weinstein has been an officer, director and 25% shareholder of Easy Diners, Inc. since 1978. Mr. Weinstein spends substantially all of his business time on Company-related matters.

     VINCENT PASCAL was elected Vice President and a director of the Company in October 1985. Mr. Pascal became Secretary of the Company in January 1994.

     ROBERT TOWERS has been employed by the Company since November 1983 and was elected Vice President, Treasurer and a director in March 1987.

     ANDREW KURUC was elected Vice President of the Company in 1993 and a director of the Company in November 1989. Mr. Kuruc has been employed as Controller of the Company since April 1987.

     PAUL GORDON has been employed by the Company since 1983 and was elected as a director in November 1996. Mr. Gordon is the manager of the Company's Las Vegas operations and Vice President of the Company's Las Vegas subsidiaries. Prior to assuming that role in 1996, Mr. Gordon was the manager of the Company's operations in Washington, D.C. commencing in 1989.

     DONALD D. SHACK was elected a director of the Company in October 1985. Since April 1993, Mr. Shack has been a member of the law firm of Shack & Siegel, P.C., general counsel to the Company. From January 1990 to April 1993, Mr. Shack was a member of the law firm of Whitman & Ransom, which firm was general counsel to the Company during that time. Mr. Shack is also a director of the following publicly-held companies: Andover Togs, Inc., International Citrus Corporation and Just Toys, Inc.

     JAY GALIN was elected a director of the Company in January 1988. For more than the past five years, Mr. Galin has been President of G. & G. Shops, Inc., a chain of retail clothing stores.

                               ------------------

        The Company provides purchasing and bookkeeping services to restaurants in which Messrs. Weinstein and Bogen have interests, for which the Company receives a fee which has not exceeded $30,000 in any fiscal year.

        All officers of the Company are elected by and serve at the pleasure of the Board. There are no family relationships among any of the directors.

        The Company made loans to Robert Towers and Vincent Pascal, which loans were made in connection with the exercise of stock options as provided under the Company's 1985 Stock Option Plan. All of the loans bear interest at the prime rate in effect from time to time. The loans are payable on demand. During fiscal 1996, the largest amount of indebtedness of Mr. Towers outstanding at any one time was $359,882. As of January 24, 1997, Mr. Towers was indebted to the Company in the amount of $261,082. During fiscal 1995, the largest amount of indebtedness of Mr. Pascal outstanding at any one time was $112,773. As of January 24, 1997, Mr. Pascal was indebted to the Company in the amount of $90,773.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        Messrs. Shack and Bogen currently serve as members of the Stock Option Committee of the Board. The Stock Option Committee administers the Plan. The Stock Option Committee did not meet during the past fiscal year.

        Messrs. Galin and Shack currently serve as members of the Audit Committee of the Board of Directors. The Audit Committee is responsible for, among other things, receiving and reviewing the recommendations of the independent auditors, reviewing consolidated financial statements of the Company, meeting periodically with the independent auditors and Company personnel with respect to the adequacy of internal accounting controls, resolving potential conflicts of interest and reviewing the Company's accounting policies. The Audit Committee held one meeting during the past fiscal year.

        Messrs. Bogen, Galin and Shack currently serve as members of the Compensation Committee. The Compensation Committee is responsible for reviewing the Company's compensation policies, establishing the compensation for the President and Chief Executive Officer of the Company and making recommendations on compensation for other executive officers of the Company. The Compensation Committee held one meeting during the past fiscal year.

        The Company does not now, and did not during the past fiscal year, have a Nominating Committee.

        During the Company's past fiscal year, the Board held three meetings. Each member of the Board attended at least 75% of the meetings of the Board and committees on which he served.

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table shown below sets forth certain information concerning the annual and long-term compensation for services in all capacities to the Company for the 1996, 1995 and 1994 fiscal years, of those persons who were, at September 28, 1996, (i) President and Chief Executive Officer of the Company and (ii) the other three most highly compensated executive officers of the Company. No other executive officer of the Company received a salary in excess of $100,000 in fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                   ANNUAL            LONG-TERM
                                                                COMPENSATION       COMPENSATION
                                                                ------------       ------------
     NAME AND PRINCIPAL POSITION                         YEAR    SALARY ($)      OPTIONS AWARDED (#)
     ---------------------------                         ----    ----------      -------------------
Michael Weinstein....................................    1996     316,950               ---
     President and Chief Executive Officer               1995     316,950            13,000
                                                         1994     316,950               ---

Vincent Pascal ......................................    1996     160,900               ---
     Vice President and Secretary                        1995     163,994            13,000
                                                         1994     149,400               ---

Robert Towers.........................................   1996     154,900               ---
     Vice President and Treasurer                        1995     154,900            13,000
                                                         1994     154,900               ---

Andrew Kuruc.........................................    1996     137,012               ---
     Vice President and Controller                       1995     140,000             7,500
                                                         1994     140,000               ---

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES

        The table shown below sets forth certain information at September 28, 1996 with respect to unexercised options to purchase shares of the Company's Common Stock under the Company's 1985 Stock Option Plan for the President and Chief Executive Officer of the Company and the other three most highly compensated executive officers of the Company during the past fiscal year.

                       SHARES                             NUMBER OF UNEXERCISED IN-          VALUE OF UNEXERCISED IN-THE-
                      ACQUIRED          VALUE            THE-MONEY OPTIONS AT FISCAL           MONEY OPTIONS AT FISCAL
      NAME          ON EXERCISE        REALIZED                   YEAR-END                           YEAR-END (1)
      ----          -----------        --------                   --------                           ------------

                                                          EXERCISABLE     UNEXERCISABLE      EXERCISABLE       UNEXERCISABLE
                                                          -----------     -------------      -----------       -------------
MICHAEL                 ---              ---                    6,500             6,500          $60,125             $60,125
WEINSTEIN........

VINCENT                    20,000          $ 80,000            16,500             6,500          152,625              60,125
PASCAL...........

ROBERT                     30,000           128,750             6,500             6,500           60,125              60,125
TOWERS ..........

ANDREW                      2,500            13,125             8,750             3,750           80,938              34,688
KURUC............



(1) Based on the closing sale price on the NASDAQ/National Market System of the Company's Common Stock on September 28, 1996.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

        The graph set forth below compares the cumulative total shareholder return on the Company's Common Stock for the period commencing October 4, 1991 and ending September 28, 1996 against the cumulative total return on the NASDAQ Market Index and a peer group comprised of those public companies whose business activities fall within the same standard industrial classification code as the Company. This graph assumes a $100 investment in the Company's Common Stock and in each index on October 4, 1991 and that all dividends paid by companies included in each index were reinvested.

              [The Performance Graph is being filed in tabular form
                   pursuant to Item 304(d) of Regulation S-T.]

===================================================================================================================
                               9/27/91         10/2/92       10/1/93       9/30/94        9/29/95        9/27/96

-------------------------------------------------------------------------------------------------------------------
Ark Restaurants                $100.00          145.30        231.30        187.50         250.00          231.30
Corp.
-------------------------------------------------------------------------------------------------------------------
Market Index -                 $100.00          110.30        147.40        148.70         205.40          244.50
Nasdaq Stock Market
(US Companies)

-------------------------------------------------------------------------------------------------------------------
Peer Index-                    $100.00          120.70        152.20        143.30         176.70          201.10
NASDAQ/NYSE/A
MEX Stocks
(SIC 5800-5899;
US Companies)

===================================================================================================================


        The foregoing graph shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference.

                        REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee, consisting of Messrs. Bogen, Galin and Shack, determines the compensation of the President and sets policies for and reviews with the President the compensation awarded to the other principal executives.

        The Company's current executive officers consist of the President, Messrs. Pascal, Towers and Kuruc. The two elements of their compensation have been salary and stock options.

        The President is the founder of the Company. He owns over 1,020,000 shares of Company stock, almost 27% of the outstanding shares. The Compensation Committee believes he is very substantially motivated, both by reason of stock ownership and commitment to the Company, to act on behalf of all shareholders to optimize overall corporate performance. Accordingly, the Compensation Committee has not considered it necessary to specifically relate the President's compensation to corporate performance.

        The President's annual salary was increased from $302,236 to $316,950 during fiscal 1994 and was unchanged in 1995 and 1996. The Compensation Committee believes the compensation paid to the President to be comparable or less than that generally paid to chief executive officers at comparable companies. In October 1994, he received options to purchase an additional 13,000 shares of Common Stock.

          The Compensation Committee relies extensively on the views of the President in determining salaries paid to Messrs. Pascal, Towers and Kuruc. Their salary levels are believed to be competitive with amounts paid to executives with comparable qualifications, experience and responsibilities at companies of comparable size and also reflect assessments of past performance and expectations concerning future contributions to the Company and its business.

        It is through the use of stock options that the Company has endeavored to relate corporate performance and compensation of the other executives. The Board believes that significant stock ownership is a major incentive in building shareholder wealth and aligning the interests of employees and shareholders. In October 1994, Mr. Towers and Mr. Pascal each received options to purchase 13,000 shares of Common Stock and Mr. Kuruc received options to purchase 7,500 shares of Common Stock.

        Stock options are granted by the Company's Stock Option Committee consisting of Messrs. Shack and Bogen. They consult with the Compensation Committee in awarding options to the Company's executives. All options granted under the Plan were granted at an exercise price equal to market price on the date of grant.

     Jay Galin                   Ernest Bogen               Donald D. Shack

Compensation Committee Interlocks and Insider Participation

        Ernest Bogen is Chairman of the Board of the Company and formerly an executive officer of the Company. Donald D. Shack is a member of the firm of Shack & Siegel, P.C., general counsel to the Company.

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



PROPOSAL 2:  AMENDMENT TO THE COMPANY'S  1996 STOCK OPTION PLAN

        The Board has approved and recommended for submission to the Company's shareholders an amendment to the Plan that would increase the maximum number of shares of Common Stock which may be issued under the Plan from 135,000 to 270,000. Options in respect of all of the 135,000 shares currently authorized to be issued under the Plan have been granted. The Board believes that additional shares should be authorized to enable the Company to continue to achieve the objectives of the Plan. Accordingly, the Board has approved and recommends for submission to the Company's shareholders an amendment to the Plan that would increase the aggregate number of shares of Common Stock which may be issued under the Plan from 135,000 to 270,000. The Plan is intended to encourage stock ownership by directors, officers, employees, independent contractors and advisors of the Company and its subsidiaries and thereby enhance their proprietary interest in the Company.

        A summary of the signification provisions of the Plan is set forth below.

ADMINISTRATION OF THE PLAN

        The Plan is administered by a committee (the "Committee") consisting of two or more persons who are appointed by, and serve at the pleasure of, the Board and each of whom is a "disinterested person" as that term is defined in Rule 16b of the General Rules and Regulations under the Securities Exchange Act of 1934. Subject to the express provisions of the Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible employees, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant. Options are designated at the time of grant as either "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code (the "Code") or "non-qualified options" which do not so qualify.

        The Committee may amend, suspend or terminate the Plan at any time, except that no amendment may be adopted without the approval of shareholders which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options granted under the Plan; (ii) change the eligibility requirements for participation in the Plan; (iii) permit the grant of any incentive stock option under the Plan with an option price of less than 100% of the fair market value of the shares at the time such incentive stock option is granted; or (iv) extend the term of any incentive stock options or the period during which any incentive stock options may be granted under the Plan.

        Unless the Plan is terminated earlier by the Board, the Plan will terminate on January 9, 2006.

SHARES SUBJECT TO THE PLAN

        Subject to adjustments resulting from changes in capitalization and assuming approval of this Proposal by shareholders, no more than 270,000 shares of Common Stock may be issued pursuant to the exercise of options granted under the Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the Plan.

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




        Under certain circumstances involving a change in the number of shares of Common Stock without the receipt by the Company of any consideration therefor, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of Common Stock in respect of which options may be granted under the Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger, consolidation, dissolution or liquidation, the options granted under the Plan will be adjusted or, under certain conditions, will terminate, subject to the right of the option holder to exercise his option or a comparable option substituted at the discretion of the Company prior to such event. An option may not be transferred other than by will or by the laws of descent and distribution, and during the lifetime of the option holder may be exercised only by such holder.

PARTICIPATION

        The Committee is authorized to grant incentive stock options from time to time to such employees of the Company or its subsidiaries, as the Committee, in its sole discretion, may determine. Employees and directors of the Company or its subsidiaries and independent contractors providing services to the Company or its subsidiaries are eligible to receive non-qualified options under the Plan. Members of the Committee are not eligible to receive options under the Plan during their term of service on the Committee and for a period of one year thereafter.

OPTION PRICE

        The exercise price of each option is determined by the Committee, but may not, in the case of incentive stock options, be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. In the case of non-qualified options, the option price per share may not be less than 85% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. If an incentive stock option is to be granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock, then the exercise price may not be less than 110% of the fair market value of the Common Stock covered by the incentive stock option on the date the option is granted.

ACQUISITION OF SHARES

        In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the Plan, the Committee may authorize (i) the extension of a loan to the optionee by the Company, (ii) the payment by the optionee of the purchase price of the Common Stock in installments, or (iii) the guarantee by the Company of a loan obtained by the optionee from a third party. Such loans, installment payments or guarantees may be authorized without security and, in the case of incentive stock options, the rate of interest may not be less than the higher of the prime rate of a commercial bank of recognized standing or the rate of interest imputed under Section 483 of the Code.

TERMS OF OPTIONS

        The Committee has the discretion to fix the term of each option granted under the Plan, except that the maximum length of term of each option is 10 years, subject to earlier termination as provided in the Plan (five years in the case of incentive stock options granted to an employee who owns over 10% of the total combined voting power of all classes of the Company's stock).

FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED OPTIONS

        An employee who is granted a non-qualified option under the Plan will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ("Risk of Forfeiture"), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares on the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83(b) of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of a non-qualified option granted under the Plan is subject to tax reporting and withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder provided all necessary reporting requirements under the Code are met.

        Provided that an employee satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of a non-qualified option are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83(b) of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized with respect to the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

        An incentive stock option holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an incentive stock option. If the incentive stock option holder does not dispose of the shares acquired within two years after the date the incentive stock option was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

        If an incentive stock option holder disposes of shares during the two-year or one-year periods referred to above (a "Disqualifying Disposition"), the incentive stock option holder will not be entitled to the favorable

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



tax treatment afforded to incentive stock options under the Code. Instead, the incentive stock option holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

        An incentive stock option holder generally will recognize a long-term capital gain or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the incentive stock option holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the incentive stock option holder as the result of the Disqualifying Disposition.

        The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the incentive stock option holder provided all necessary reporting requirements are met.

        Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the incentive stock option holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the adjusted basis of such shares. Generally, a loss may be recognized if the transaction is not a "wash" sale, a gift or a sale between certain persons or entities classified under the Code as "related persons".

ALTERNATIVE MINIMUM TAX

        For purposes of computing the Federal alternative minimum tax with respect to shares acquired pursuant to the exercise of incentive stock options, the difference between the fair market value of the shares on the date of exercise over the exercise price will be includible in alternative minimum taxable income in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount includible in alternative minimum taxable income will be taken into account in the year the Risk of Forfeiture ceases and will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income. In general the alternative minimum tax is the excess of 26% of alternative minimum taxable income up to $175,000 and 28% of such income above $175,000 over the regular income tax, in each case subject to various adjustments and exemptions.

DEDUCTIONS FOR FEDERAL INCOME TAX PURPOSES

        Pursuant to the Omnibus Budget Reconciliation Act of 1993, for fiscal years beginning on and after January 1, 1994, the Company will not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest paid senior executive officers of the Company for the tax year. Certain performance-based compensation, including stock options, is exempt provided that the stock options are granted by a committee of the Board which is comprised solely of two or more outside directors, the plan under which the options are granted is approved by stockholders, and the plan states the maximum number

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



of shares with respect to which options may be granted during a specified period to any employee. Currently the Company does not have any employees earning in excess of $1,000,000.

REQUIRED VOTE

        The affirmative vote of holders of a majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting is required to approve the amendment to the Plan. The Board recommends a vote FOR the following resolution:

        "RESOLVED, that the Company's 1996 Stock Option Plan be amended to increase the maximum number of shares of Common Stock available for issuance thereunder from 135,000 to 270,000."

                     PROPOSAL 3: AMENDMENT TO CERTIFICATE OF
                     INCORPORATION TO CREATE PREFERRED STOCK

GENERAL

        The  Board  of  Directors  of  the  Company  has  adopted  a  resolution unanimously approving and recommending to the Company's shareholders for their approval, an amendment to Paragraph 4 of the Company's certificate of incorporation to provide for the creation of one million (1,000,000) shares of preferred stock, par value $.01 per share ("Preferred Stock"). The text of the proposed amendment is annexed to this proxy statement as Exhibit A (the "Amendment").

        The Company's certificate of incorporation does not currently authorize the issuance of shares of preferred stock. The Amendment would authorize the shares of Preferred Stock which the Company would have available for issuance in the future without the necessity of obtaining further shareholder approval.

        The Board of Directors believes the creation of the Preferred Stock is in the best interest of the Company and its shareholders and believes it advisable to authorize such shares.

BOARD'S AUTHORITY TO ISSUE PREFERRED STOCK

        The Amendment would vest in the Board of Directors the authority (without further action by the shareholders) to issue up to one million (1,000,000) shares of Preferred Stock in one or more series, to designate the number of shares constituting any series, and to fix, by resolution, the voting powers, designations, preferences and relative, optional or other special rights thereof, including liquidation preferences and the dividend, conversion and redemption rights of each such series. If the resolutions establishing the series so provide, holders of any series of Preferred Stock may have the right to receive a liquidating distribution before any distribution is made to holders of Common Stock upon liquidation, and holders of Preferred Stock may be entitled to receive all dividends to which they are entitled before any dividends may be paid to holders of Common Stock. Holders of each series of Preferred Stock will have such voting rights (which may include special rights regarding election of directors) as may be provided in the resolutions establishing such series. Any Preferred Stock which is issued will be ranked senior to the Common Stock. The shares of Preferred Stock will not be set aside for any specified purpose, but will be subject to issuance at the discretion of the Board of Directors from time to time for any proper corporate

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



purposes and without any further shareholder approval. The Board of Directors is required to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interest of the Company and its stockholders. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

POSSIBLE EFFECTS OF ISSUANCE OF PREFERRED STOCK

        The Amendment is not designed to deter or prevent a change in control of the Company. However, under certain circumstances, the Board of Directors could create impediments to, or frustrate persons seeking to effect, a takeover or transfer of control of the Company by causing such shares to be issued to a holder or holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interest of the Company and its shareholders. Such action may have an adverse impact on shareholders who may want to accept such takeover bid. In this connection, the Board of Directors could, publicly or privately, issue shares of Preferred Stock with full voting rights to a holder that would thereby have sufficient voting power to insure that certain types of proposals (including any proposal to remove directors, to accomplish certain business combinations opposed by the Board of Directors, or to alter, amend or repeal provisions in the certificate of incorporation or Bylaws relating to any such action) would not receive the requisite shareholder vote. Furthermore, the existence of such shares might have the effect of discouraging any attempt by a person or entity to acquire control of the Company since the issuance of such shares could dilute the ownership of such person or entity. The Company is not contemplating the issuance of any Preferred Stock which may make more difficult a change in control of the Company, nor is the Company aware of any proposals relating to a possible change in control of the Company.

BENEFITS OF AVAILABILITY OF PREFERRED STOCK

        The Board of Directors believes that the availability of Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating Preferred Stock customized to meet the needs of any particular transaction and market conditions without having to incur possible delays and expenses associated with obtaining shareholder approval. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions. The Company currently has no agreements or understandings with respect to the issuance of shares of Preferred Stock. The terms of Preferred Stock subject to issuance upon adoption of this proposal and the actual effect of the issuance of Preferred Stock on the rights of holders of Common Stock cannot be stated or estimated.

REQUIRED VOTE

        The affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote on this matter is required to approve the Amendment pursuant to the following resolution:

        "RESOLVED,   that   Paragraph  4  of  the   Company's   certificate   of
        incorporation be amended to read in its entirety as set forth in Exhibit A to the Company's proxy statement, dated February 12, 1997."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

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



         PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        It is proposed that shareholders ratify the appointment by the Board of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending September 27, 1997. The Company expects representatives of Deloitte & Touche LLP to be present at the Meeting and available to respond to appropriate questions submitted by shareholders. Such representatives will also be accorded an opportunity at such time to make such statements as they may desire.

        Approval by the shareholders of the appointment of independent auditors is not required, but the Board deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the meeting do not approve the appointment of Deloitte & Touche LLP, the selection of independent auditors will be reconsidered by the Board.

        The Board recommends that you vote FOR ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company.

          COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission and the NASDAQ/National Market System. Officers, directors and greater than ten percent stockholders are required by the Commission's regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

        Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 1996.

                                VOTING PROCEDURES

        Pursuant to Securities and Exchange Commission rules, a designated blank space is provided on the proxy card to withhold authority to vote for one or more nominees for director and boxes are provided on the proxy card for shareholders to mark if they wish to abstain on Proposals 2, 3 and 4. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. Abstentions and broker non-votes in connection with the approval of the amendment to the Plan and the amendment to the Certificate will have the effect of a negative vote. Abstentions are not counted in determining the votes cast with respect to the ratification of the selection of independent auditors and will have no effect on the vote.

        Under the rules of the National Association of Securities Dealers, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote upon the election of directors and the selection of independent auditors.

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                              SHAREHOLDER PROPOSALS

        To be included in the Company's proxy statement and proxy relating to the Company's 1998 Annual Meeting of Shareholders, shareholder proposals should be received by the Company on or before October 15, 1997.

                                  ANNUAL REPORT

        The 1996 Annual Report of the Company, including financial statements, is being mailed together with this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy to each shareholder of record on February 8, 1997.

                                  OTHER MATTERS

        As of the date of this Proxy Statement, the Board is not aware of any other matters to be presented for action. However, if any other matters are properly brought before the Meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

        THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 28, 1996, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, TO EACH OF THE COMPANY'S SHAREHOLDERS OF RECORD ON FEBRUARY 10, 1997 AND EACH BENEFICIAL SHAREHOLDER ON THAT DATE, UPON RECEIPT OF A WRITTEN REQUEST THEREFOR MAILED TO THE COMPANY'S OFFICES, 85 FIFTH AVENUE, NEW YORK, NEW YORK 10003, ATTENTION: TREASURER. REQUESTS FROM BENEFICIAL SHAREHOLDERS MUST SET FORTH A GOOD FAITH REPRESENTATION AS TO SUCH OWNERSHIP ON THAT DATE.

        IT IS IMPORTANT THAT THE ACCOMPANYING PROXY BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE EARNESTLY REQUESTED TO DATE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       MANNER AND EXPENSES OF SOLICITATION

        The solicitation of proxies in the accompanying form is made by the Board and all costs thereof will be borne by the Company. In addition to the solicitation of proxies by the use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone, or telegraph but they will not receive additional compensation for such services. Brokerage firms, custodians, banks, trustees, nominees or other fiduciaries holding shares of the Common Stock in their names will be requested by the Company to forward proxy material to their principals and will be reimbursed for their reasonable out-of-pocket expenses incurred in respect thereto.

                              ARK RESTAURANTS CORP.

New York, New York
February 12 1997

EXHIBIT A

                                    AMENDMENT

               TO PARAGRAPH 4 OF THE CERTIFICATE OF INCORPORATION

                            OF ARK RESTAURANTS CORP.

        If  Proposal  3  is  approved  by  shareholders,   Paragraph  4  of  the
Certificate of Incorporation of the Corporation will be amended to read in its entirety as follows:

        "4. The total number of all classes of stock which the Corporation shall have authority to issue shall be eleven million (11,000,000), of which ten million (10,000,000) shares shall be Common Stock, with a par value of $.01 per share, and one million (1,000,000) shares shall be Preferred Stock, with a par value of $.01 per share.

        The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions, of each class of stock of the Corporation shall be the same in all respects, as though shares of one class, except as follows:

        (i)    Issuance

               a. Authority is hereby expressly granted to and vested in the Board of Directors of the Corporation to provide for the issue of the Preferred Stock in one or more series and in connection therewith to fix by resolutions providing for the issue of such series of the number of shares to be included in such series and the designations and such voting powers, full or limited, or no voting powers, and such of the preferences and relative, participating, operational or other special rights, and the qualifications, limitations or restrictions thereof, of such series of the Preferred Stock which are not fixed by this Certificate of Amendment to the Certificate of Incorporation, to the full extent now or hereafter permitted by the laws of the State of New York. Without limiting the generality of the grant of authority contained in the preceding sentence, the Board of Directors is authorized to determine any or all of the following, and the shares of each series may vary from the shares of any other series in any or all of the following aspects:

               (1) The number of shares of such series (which may subsequently be increased, except as otherwise provided by the resolutions of the Board of Directors providing for the issue of such series, or decreased to a number not less than the number of shares then outstanding) and the distinctive designations thereof;

               (2) The dividend rights, if any, of such series, the dividend preferences, if any, as between such series and any other class or series of stock, whether and the extent to which shares of such series shall be entitled to participate in dividends with shares of any other series or class of stock, whether and the extent to which dividends on such series shall be cumulative, and any limitations, restrictions or conditions on the payment of such dividends;




                                      A-1-


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               (3) The time or times during which, the price or prices at which, and any other terms or conditions on which the shares of such series may be redeemed, if redeemable;

               (4) The rights of such series, and the preferences, if any, as between such series and any other class or series of stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and whether and the extent to which shares of any such series shall be entitled to participate in such event with any other class or series of stock;

               (5) The voting powers, if any, in addition to the voting powers prescribed by law of shares of such series, and the terms of exercise of such voting powers;

               (6) Whether shares of such series shall be convertible into or exchangeable for shares of any other series or class of stock, or any other securities, and the terms and conditions, if any, applicable to such right; and

               (7) The terms and conditions, if any, of any purchase, retirement or sinking fund which may be provided for the shares of such series.

        b. Except as otherwise provided by law, the Board of Directors shall have full authority to issue, at any time and from time to time, shares of the Corporation's Common Stock in any manner and amount and for such consideration as it, in its absolute discretion, shall determine.

        (ii)   Voting Rights

               Except as otherwise expressly required by law, in all matters as to which the vote or consent of stockholders of the Corporation shall be required to be taken, the holders of the shares of the Common Stock shall be entitled to one vote for each share of such stock held by them. Except as otherwise expressly required by law, in all matters as to which the vote or consent of stockholders of the Corporation shall be required to be taken, the holders of the Preferred Stock shall have such voting rights as may be determined from time to time by the Board of Directors, by resolution or resolutions providing for the issuance of such Preferred Stock or any series thereof.

        (iii)  Conversion

               a. The Board of Directors of the Corporation, by the resolution adopted for the purpose of establishing any series of Preferred Stock, may fix and determine the ratios and the terms and conditions under which such series of Preferred Stock may or shall be converted into shares of another series of Preferred Stock or shares of any other class of stock of the Corporation.

               b. No fractional shares shall be issued upon any conversion pursuant to this Paragraph 4. In lieu thereof, the Corporation shall (1) pay to the holders otherwise entitled to fractional shares cash, equal to the market value thereof as at the date of conversion, such market value to be determined in good faith by the Board of Directors of the Corporation, or (2) issue and deliver to them scrip or warrants which shall entitle the




                                       A-2


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



holder thereof to receive a certificate for a full share upon surrender of such scrip or warrants aggregating a full share, such scrip or warrants to be in such form and to contain such provisions as shall be determined by the Board of Directors of the Corporation. Upon conversion, no allowance or adjustment shall be made with respect to shares of Preferred Stock for cash dividends declared but unpaid on such stock.

        (iv)   Dividends

               a. The holders of the Preferred Stock shall be entitled to fixed dividends when and as declared and at the rates determined by the resolution of the Board of Directors which establishes the series to which the rates shall apply. Said resolution may determine whether the said dividends shall be cumulative, the time fixed for payment thereof, and whether the said dividends shall be set aside or paid before, on a par with, or only after, the dividends shall be set aside or paid on the Common Stock.

               b. The holders of Common Stock shall be entitled to receive, as and when declared and made payable by the Board of Directors, and after all dividends, current and accrued, shall have been paid or declared and set apart for payment upon the Preferred Stock, to the extent the Board of Directors shall have directed the dividends on Preferred Stock to be paid, or declared and set apart for payment before the payment or setting apart of dividends on the Common Stock, such dividend as may be declared by the Board of Directors from time to time. Each share of Common Stock shall in all ways be treated equally in respect of dividends.

        (v)    Liquidation or Dissolution

               a. The Board of Directors, by the resolution which establishes a series of Preferred Stock, shall determine a fixed liquidation amount applicable to said series. Said resolution may determine (1) that said series shall participate in any distribution on liquidation, dissolution or winding-up of the affairs of the Corporation before the payment, in full or in part, of the fixed liquidation amounts payable with respect to the Common Stock; (2) that said series shall participate in any distribution on liquidation, dissolution or winding-up of the affairs of the Corporation, ratably with the Common Stock (or any other series of Preferred Stock having liquidation rights on a par with the Common Stock) in proportion to amounts equal to the fixed liquidation amounts of the shares participating plus dividends thereon which have been declared and are unpaid; or (3) that said shares shall participate in any distribution on liquidation, dissolution or winding-up of the affairs of the Corporation only after the payment, in full or in part, of the fixed liquidation amounts plus dividends thereon which have been declared and are unpaid on the Common Stock (and any series of Preferred Stock having liquidation rights on a par with the Common Stock). Said shares shall have liquidation preferences and rights as determined in said resolution or resolutions.

               b. In the event of liquidation or dissolution, the holders of the Common Stock shall be entitled to receive out of the assets of the Corporation, after payment of debts and liabilities, a pro rata distribution in proportion to the respective number of shares of Common Stock held by each of them; provided, however, (1) in the event the Board of Directors of the Corporation establishes one or more series of Preferred Stock entitled to a distribution on liquidation, dissolution or winding-up of the affairs of the Corporation before any such distribution shall be made with respect to the Common Stock, such liquidation




                                       A-3


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



preference in favor of the Preferred Stock shall be paid before the liquidation amount payable to the holders of Common Stock pursuant to this subparagraph b. shall be paid; and (2) in the event the Board of Directors of the Corporation establishes one or more series of Preferred Stock entitled to participate ratably with holders of shares of the Common Stock in any distribution on liquidation, dissolution or winding-up of the affairs of the Corporation, the holders of the Common Stock shall participate ratably with each said series of Preferred Stock so entitled as set forth in subparagraph a. (2) above."




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                                     ANNEX 1


                               ARK RESTAURANTS CORP.

                     PROXY SOLICITED BY THE BOARD OF DIRECTORS
                      FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                  MARCH 18, 1997

        THE UNDERSIGNED, revoking all previous proxies, hereby appoints MICHAEL WEINSTEIN, ROBERT TOWERS and DONALD D. SHACK, or any of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of ARK RESTAURANTS CORP. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Tuesday, March 18, 1997 at 10:00 A.M. local time at Bryant Park Grill, 25 West 40th Street, New York, New York, and at all adjournments thereof. The shares represented by this Proxy will be voted as indicated below upon the following matters, all more fully described in the Proxy Statement.

                                                (See reverse side)

[ ]   __________________________   ______________
           ACCOUNT NUMBER              COMMON

(1)  Election of a board of eight directors


                                                                WITHHOLD AUTHORITY
           Nominee                           VOTE FOR                TO VOTE FOR
           -------                           --------                -----------
           Ernest Bogen                        [ ]                      [ ]
           Michael Weinstein                   [ ]                      [ ]
           Vincent Pascal                      [ ]                      [ ]
           Robert Towers                       [ ]                      [ ]
           Andrew Kuruc                        [ ]                      [ ]
           Donald D. Shack                     [ ]                      [ ]
           Jay Galin                           [ ]                      [ ]
           Paul Gordon                         [ ]                      [ ]

(2)  Approval of the amendment to the Company's 1996 Stock Option Plan.

                                       FOR  [ ]    AGAINST  [ ]  ABSTAIN  [ ]

(3)  Approval of the amendment to the Company's Certificate of Incorporation.

                                       FOR  [ ]    AGAINST  [ ]  ABSTAIN  [ ]

(4) Ratification of the appointment of Deloitte & Touche LLP as independent auditors for the 1997 fiscal year.

                                       FOR  [ ]    AGAINST  [ ]  ABSTAIN  [ ]

(5) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO SUCH INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF ELECTION OF THE NOMINEES FOR DIRECTORS DESIGNATED BY THE BOARD OF DIRECTORS AND FOR ITEMS 2, 3 and 4.

                                                            Dated:______________
                                                            ___________________,
                                                            1997

                                                            ____________________
                                                            ____________________
                                                            _________

                                                            NOTE:   Please  sign
                                                            exactly as your name
                                                            or   names    appear
                                                            hereon. Joint owners
                                                            should   each   sign
                                                            personally.     When
                                                            signing as executor,
                                                            administrator,
                                                            corporation,
                                                            officer,   attorney,
                                                            agent,   trustee  or
                                                            guardian,      etc.,
                                                            please add your full
                                                            title     to    your
                                                            signature.

NOTE: PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.


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